                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant  / /
Check the appropriate box:
/ / Preliminary proxy statement

                                           / / Confidential, for Use of the Com-
                                                   mission Only (as permitted by
                                                                Rule 14a-6(e)(2)

/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------


                               ACT NETWORKS, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

                        Board of Directors of Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:  N/A

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:  N/A

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

            N/A
--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:  N/A

--------------------------------------------------------------------------------

    (5) Total fee paid:  N/A

--------------------------------------------------------------------------------


/X/ Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

    (1) Amount previously paid:  N/A

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    (2) Form, Schedule or Registration Statement No.:  N/A

--------------------------------------------------------------------------------

    (3) Filing Party:  N/A

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    (4) Date Filed:  N/A

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
                               [ACT NETWORKS, INC.
                                      LOGO]



TO THE STOCKHOLDERS OF ACT NETWORKS, INC.

      You are cordially invited to attend the Annual Meeting of Stockholders of Act Networks, Inc. ("ACT" or the "Company") on Monday, November 4, 1996 at 2:00 p.m. local time. The Annual Meeting will be held at the Courtyard at Marriott, 4994 Verdugo Way, Camarillo, California 93012.

      At the meeting, you will be asked to consider and vote upon the following proposals: (i) the approval of certain amendments to the Company's 1995 Stock Option/Stock Issuance Plan; (ii) the approval of an amendment to the Company's Certificate of Incorporation granting the Board of Directors the right to amend the Company's Bylaws without stockholder approval to the extent permissible under Delaware law; (iii) the approval of an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of a class of Preferred Stock, with a par value of $0.001 per share; (iv) the approval of an amendment to the Company's Certificate of Incorporation and Bylaws eliminating stockholders' right to call special meetings of stockholders; (v) the election of two (2) individuals to serve as directors of the Company until the 1999 Annual Meeting; and (vi) the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997.

      You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD in the accompanying post-prepaid reply envelope. By returning the proxy, you can help ACT avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

                             YOUR VOTE IS IMPORTANT.

October 14, 1996                        [Sig]

                                        MARTIN SHUM
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               ACT NETWORKS, INC.

                                November 4, 1996

                                  -------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Act Networks, Inc., a Delaware corporation ("ACT" or the "Company"), will be held at the Courtyard at Marriott, 4994 Verdugo Way, Camarillo, California 93012, on Monday, November 4, 1996 at 2:00 p.m. local time for the purpose of considering and voting on the following matters:

      1. To approve certain amendments to the Company's 1995 Stock Option/Stock Issuance Plan;

      2. To approve an amendment to the Company's Certificate of Incorporation granting the Board of Directors the right to amend the Company's Bylaws without prior stockholder approval to the extent permissible under Delaware law;

      3. To approve an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of a class of Preferred Stock, with a par value of $.001 per share;

      4. To approve as amendment to the Company's Certificate of Incorporation and Bylaws eliminating stockholders' right to call special meetings of stockholders;

      5. To elect two (2) members to the Company's Board of Directors to serve as directors until the 1999 Annual Meeting from the following nominees: Mr. Martin Shum and Brig. General Harold R. Johnson, U.S.A.F. (Retired);

      6. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

      7. To transact such other business as may properly come before the Annual Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on September 23, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any continuation or adjournment thereof.

                                        By Order of the Board of Directors


                                        [Sig]
                                        -------------------------------------
                                        MARTIN SHUM
                                        President and Chief Executive Officer

Camarillo, California
October 14, 1996

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                 PROXY STATEMENT

                                  ------------

                               ACT NETWORKS, INC.
                                 188 CAMINO RUIZ
                           CAMARILLO, CALIFORNIA 93012

                                   -----------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement and the enclosed proxy are furnished to stockholders of ACT Networks, Inc. ("ACT" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, November 4, 1996 at 2:00 p.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         ACT intends to mail this Proxy Statement and the accompanying proxy card on or about October 14, 1996 to all stockholders entitled to vote at the Annual Meeting. ACT's principal executive offices are located at 188 Camino Ruiz, Camarillo, California 93012. The telephone number at that address is (805) 388-2474.

VOTING

         Only stockholders of record at the close of business on September 23, 1996 are entitled to notice of, and to vote, at the Annual Meeting. As of September 23, 1996, 9,130,516 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, each holder of Common Stock will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on September 23, 1996. Pursuant to Delaware law, directors are elected by plurality vote of the stockholders and the proposed amendments to the Company's Certificate of Incorporation require an affirmative vote of a majority of the Company's shares outstanding and entitled to vote at the Annual Meeting. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

         A majority of the Company's Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions may be specified on all proposals except the election of directors. Abstentions and broker non-votes are counted as being present for purposes of determining a quorum. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non- voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of ACT, at ACT's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION

         ACT will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional material furnished to stockholders. The Company engaged the firm of Georgeson & Company Inc. in furtherance of the solicitation of proxies for the Annual Meeting. The fee for this service is estimated at $3,500 plus reasonable out-of-pocket expenses, which costs and expenses will be borne by the Company. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. ACT may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ACT. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                 PROPOSAL NO. 1

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

         The Company's stockholders are being asked to approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") to (i) increase the number of shares of Common Stock authorized for issuance under the 1995 Plan from 1,780,844 shares to 2,280,844 shares; (ii) decrease the maximum discount applicable to options granted under the Discretionary Option Grant Program and the Stock Issuance Program from 50% to 15% of the fair market value per share of Common Stock on the option grant or stock issuance date; (iii) allow Board members serving on the Compensation Committee to participate in the Discretionary Option Grant and Stock Issuance Programs; and (iv) effect a number of additional changes to the administrative provisions and stockholder approval requirements of the 1995 Plan to take advantage of recent amendments authorized by the Securities and Exchange Commission ("SEC") to the short-swing trading exemptions available for transactions effected under the 1995 Plan by the Company's executive officers and Board members.


         The 1995 Plan is the successor to the Company's 1987 Stock Option Plan and the 1993 Stock Option Plan (the "Predecessor Plans"). The 1995 Plan was originally adopted by the Board of Directors on September 6, 1995 and approved by the Company's stockholders on December 4, 1995. The purpose of the new amendment is to (i) assure that the Company will continue to have a sufficient reserve of Common Stock available under the 1995 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success, (ii) reduce the Plan Administrator's discretion in granting discounted options; (iii) remove the restrictions on the eligibility of the Company's non-employee Board members to receive option grants under the Discretionary Option Grant and Stock Issuance Programs as such restrictions are no longer required by the SEC's new rules; and (iv) facilitate the administration of the 1995 Plan. The amendment was adopted by the Board of Directors on September 17, 1996, subject to stockholder approval at the Annual Meeting.


         The following is a summary of the principal features of the 1995 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Chief Financial Officer at the Company's principal executive offices in Camarillo, California.

EQUITY INCENTIVE PROGRAMS

         The 1995 Plan contains three (3) separate equity incentive programs:
(i) a Discretionary Option Grant Program under which eligible individuals in the Company's employ or service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, (ii) a Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued stock directly through the purchase of such shares or as a bonus tied to the performance of services or the attainment of financial milestones and (iii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants to purchase shares of Common Stock at designated intervals over their period of Board service.

ADMINISTRATION

         The Compensation Committee of the Board (the "Committee") will administer the Discretionary Option Grant and Stock Issuance Programs. However, one or more additional Board committees may be appointed to administer those programs with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 1995 Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of that program, and no Plan Administrator will exercise any discretion with respect to such program.

SHARE RESERVE

         A total of 2,280,844 shares of Common Stock has been reserved for issuance over the ten year term of the 1995 Plan, including the 500,000-share increase for which stockholder approval is sought as part of this Proposal. In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in the aggregate per calendar year.

         Should an option expire or terminate prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1995 Plan. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Plan. However, shares subject to any options surrendered in connection with outstanding stock appreciation rights under the 1995 Plan will not be available for subsequent issuance.

ELIGIBILITY

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board or the board of directors of any parent or subsidiary corporation and consultants and independent advisors in the service of the Company or any parent and subsidiary corporation will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

         As of August 31, 1996, approximately 9 executive officers and 156 other employees were eligible to participate in the 1995 Plan, 5 non-employee Board members were eligible to participate in the Discretionary Option Grant Program and 3 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On September 17, 1996, the closing selling price per share was $31.50.

                       DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

               Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

               Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member, whether through appointment by the Board or election by the stockholders, will automatically be granted at the time of such initial appointment or election an option grant for 21,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders Meeting each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 7,000 share options which any one non-employee Board member may receive over the period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for one or more 7,000 share option grants. However, no non-employee Board member will receive any option grants under the Automatic Option Grant Program if such individual owns (directly or indirectly) more than five percent (5%) of the total combined voting power of all classes of stock or such person is affiliated with, or a representative of, a person or entity that is such a five percent (5%) stockholder.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

         Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial option grant will vest in thirty-six (36) equal monthly installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one month of Board service measured from the option grant date. The shares subject to each annual option grant will vest on the day immediately preceding the date of the Annual Stockholders Meeting held in the year following the year of the option grant, provided the optionee continues in Board service through such date.

         The shares subject to each automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: an acquisition of the Company by merger or asset sale or a change in control of the Company effected through a successful tender or exchange offer for more than 50% of the outstanding voting stock or through a change in a majority of the Board members by reason of one or more contested elections of

Board membership. In addition, upon the successful completion of a hostile tender offer for more than 50% of the outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share. The exercise of such surrender right will be pre-approved by the Board at the time the automatic option grant is made.

                             STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                               GENERAL PROVISIONS

ACCELERATION

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate and vest in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. The Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program upon the subsequent termination of an individual's service within 18 months following a change in control or ownership of the Company effected through a successful tender or exchange offer for more than 50% of the outstanding voting stock or through a change in the majority of the Board by reason of one or more contested elections for Board membership.

FINANCIAL ASSISTANCE

         The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of issued shares under the 1995 Plan by delivering a full-recourse, interest-bearing promissory note payable in installments. The maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

CHANGES IN CAPITALIZATION.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

AMENDMENT AND TERMINATION

         The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on September 5, 2005.

STOCK AWARDS

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between July 1, 1995 and August 31, 1996 under the 1995 Plan (or the Predecessor 1995 Plan), together with the weighted average exercise price payable per share.

                                                                                                      Weighted
                                                                        Number of                      Average
                            Name                                      Option Shares                Exercise Price
                            ----                                      -------------                --------------
EXECUTIVE OFFICERS

  Martin Shum................................................           251,500                        $13.33
  President and Chief Executive Officer

  Melvin L. Flowers..........................................            68,429                         13.18
  Vice President, Finance and Administration, and
  Chief Financial Officer

  Suresh Nihalani............................................            54,857                         13.18
  Vice President, Product Marketing

  John W. Tucker.............................................            67,286                         13.12
  Vice President, Sales and Marketing

  Shaun Manesh...............................................            47,000                         13.15
  Vice President, Manufacturing

  Andre de Fusco.............................................            54,286                         13.15
  Vice President, Strategic Planning and Business
  Development

  Linda Carlson..............................................            38,429                         13.13
  Vice President, Worldwide Sales

  Peter Staab................................................            55,000                         13.00
  Vice President, Engineering

  Jean-Guy Lacombe...........................................            60,000                         10.38
  Vice President, Operations

All current executive officers as a group....................           696,787                         12.97
(9 persons)

DIRECTORS

  Arch J. McGill.............................................             7,000                         12.00
  Director

  Brig. Gen. Harold R. Johnson...............................             7,000                         12.00
  Director

  Dr. Michael Feuer..........................................               -0-                          -0-
  Director

  Carlos M. Siffert..........................................               -0-                          -0-
  Director

  William Ambrose............................................             7,000                         12.00
  Director

All non-employee directors as a group........................            21,000                         12.00
(5 persons)

All employees, including current officers....................           309,812                         17.05
who are not executive officers as a group
(138 persons)

                         FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

         The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will generally result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will generally not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options is a factor used in determining the Company's earnings per share.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

                              STOCKHOLDER APPROVAL


         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1995 Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 500,000-share increase which forms part of this Proposal will terminate without ever becoming exercisable for those shares, and no further option grants will be made on the basis of that share increase. In addition, the 1995 Plan will terminate once the available reserve of Common Stock under the 1995 Plan is issued. Finally, the non-employee

Board members serving on the Compensation Committee will remain ineligible to participate in the Discretionary Option Grant and Stock Issuance Programs.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the 1995 Plan. The Board believes that it is in the best interests of the Company to maintain a comprehensive equity incentive program for the Company which will provide a meaningful opportunity for officers, employees and non-employee Board members to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                                NEW PLAN BENEFITS


         No option grants or direct stock issuances have to date been made on the basis of the 500,000-share increase which forms part of this Proposal.


                                 PROPOSAL NO. 2

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO GRANT THE BOARD THE RIGHT TO AMEND THE COMPANY'S BYLAWS


         The stockholders are also being asked to vote on a proposal to amend the Company's Certificate of Incorporation to approve the addition of a new
Article XIV granting the Board of Directors the authority to make, repeal, alter, amend and rescind the Company's Bylaws without stockholder approval to the extent permissible under Delaware law (the "Bylaws Proposal"). The Board of Directors, on September 17, 1996, unanimously approved the Bylaws Proposal. The Board of Directors believes that the Bylaws Proposal will provide the Board with greater flexibility in governing its internal affairs and its relationships with stockholders and other parties. In addition, the power to amend the Bylaws without the necessity of waiting for the next annual meeting of stockholders or the delay and expense in calling a special meeting of stockholders will enhance the Board's ability to manage the Company and more effectively deal with changed circumstances or requirements with which it may be presented. Stockholders are urged to read carefully the following sections of this Proxy Statement before voting on the Bylaws Proposal. The discussion set forth below is qualified in its entirety by reference to the Company's Certificate of Incorporation which is attached hereto as Annex A.

         Under the General Corporation Law ("GCL") of the State of Delaware, a board of directors may amend the corporation's bylaws if the certificate of incorporation confers such authority on the board of directors. Notwithstanding whether a board of directors has such power, stockholders maintain the power to amend the Company's Bylaws as the GCL specifically provides that conferring such power upon the directors does not divest the power of the stockholders to amend the bylaws. However, as discussed below, conferring such power upon a board provides them with the authority to require supermajority vote of stockholders to amend bylaw provisions.


         Bylaws typically provide rules and procedures for managing the business and affairs of the corporation, such as calling and noticing meetings of stockholders, quorum and voting requirements, voting and inspection procedures, number and term of directors, nomination procedures for election of persons to the board of directors, filling of vacancies on the board and the appointment of officers and officers' duties. From time to time, it may be desirable, or even necessary, to add to or change bylaw provisions to reflect changes in the corporation's practices or to reflect changes in applicable law. In addition, the Board of Directors may from time to time decide that a change to the Bylaws is desirable, for example, to change the number of directors or to establish or change the duties of a committee of the Board or officers of the Company. Granting the Company's Board of Directors the power to amend the Company's Bylaws will allow the Board of Directors to effect such changes in a more efficient, cost-effective manner without the necessity of incurring the expense and time delay of a stockholder meeting.

         Certain effects of the Bylaws Proposal may have anti-takeover implications. The Company's present Bylaws or Certificate of Incorporation contain a number of provisions with anti-takeover effect. Delaware law permits adoption of additional measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Many of these measures or certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Company's Bylaws. If the Bylaws Proposal is approved, the Board of Directors will consider amending the Bylaws to include, without limitation, any or all of the following provisions: a provision requiring a supermajority vote of the Board of Directors and/or the stockholders to amend any Bylaw provision designed to reduce the Company's vulnerability to hostile takeover attempts, including any amendment of the Company's staggered Board provision; to provide that directors may only be removed for cause; to provide for a supermajority vote of the stockholders or directors to increase the size of the Board or fill vacancies on the Board; or to provide for advance notice to the Board in the case of stockholder action by written consent. These provisions may have the effect of discouraging or delaying a third party from making a tender offer or otherwise attempting to obtain control of the Company or remove incumbent management.


         The Bylaws Proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action which affects the Company. However, in discharge of its fiduciary obligations to its stockholders, the Board of Directors may consider and adopt certain amendments, including the defensive strategies discussed above, to enhance the Board's ability to negotiate with an unsolicited bidder.

                              STOCKHOLDER APPROVAL


         The affirmative vote of a majority of the Company's outstanding stock entitled to vote at the Annual Meeting is required to approve the proposal to amend the Company's Certificate of Incorporation granting the Board the authority to amend the Bylaws without stockholder approval.


                           RECOMMENDATION OF THE BOARD


         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment of the Company's Certificate of Incorporation granting the Board of Directors the power to make, repeal, alter, amend and rescind the Company's Bylaws without further stockholder approval.


                                 PROPOSAL NO. 3

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                          TO AUTHORIZE PREFERRED STOCK


         The Board of Directors, on September 17, 1996, unanimously approved an amendment to the Company's Certificate of Incorporation (the "Preferred Stock Proposal") to authorize a class of undesignated Preferred Stock consisting of 5,000,000 shares, $0.001 par value (the "Preferred Stock"). The Preferred Stock Proposal, if adopted, will grant authority to the Company's Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series. The Board will determine by resolution the powers, designations, preferences and relative participating, optional or other rights, or the qualifications, limitations or restrictions granted to or imposed upon any series of Preferred Stock. The Board of Directors believes that the Preferred Stock Proposal will provide the Board with greater flexibility in corporate planning as the Preferred Stock will be available for equity financings, acquisitions, stock dividends, anti-takeover measures or for other corporate purposes for which the issuance of Preferred Stock may be appropriate. Stockholders are urged to read carefully the following sections of this Proxy Statement before voting on the Preferred Stock Proposal. The discussion set forth below is qualified in its entirety by reference to the Company's Certificate of Incorporation which is attached hereto as Annex A.

         Currently, the Company is authorized to issue only Common Stock. The purpose of the Preferred Stock Proposal is to give the Board of Directors the flexibility and authority to provide for the issuance of Preferred Stock without delay and without the need for further action by the stockholders, except in connection with transactions for which Delaware law requires stockholder approval. The Preferred Stock would be available for issuance from time to time, without further stockholder approval, for any proper corporate purpose including but not limited to issuance in public or private transactions in connection with future financings, acquisitions, or stock distributions. As the need to raise additional capital or the opportunity to effect an acquisition can arise when it would be inconvenient to hold a stockholders' meeting or when there would not be time for such a meeting, the Company believes that prudent business planning suggests that the Preferred Stock be authorized at this time.


         The precise effect of the authorization of the Preferred Stock upon the rights of the Company's stockholders cannot be quantified until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of the Preferred Stock, including dividend rights, conversion rights, voting rights, redemption rights and liquidation preferences. The amendment will give the Board of Directors broad discretion to set the terms of any shares of Preferred Stock that are issued. For example, the Preferred Stock may be entitled to a separate class vote to approve certain extraordinary transactions or might be given a disproportionately high number of votes. Moreover, the Preferred Stock may be convertible into a large number of shares of Common Stock or enjoy certain purchase rights, either of which could have a dilutive effect on the Common Stock and make a takeover attempt or bid for a controlling interest harder and more costly.


         The Company's present Bylaws and Certificate of Incorporation currently include a number of anti-takeover provisions. The Preferred Stock Proposal may be viewed as having anti-takeover implications which may delay or prevent unsolicited attempts to obtain control of the Company. Preferred Stock issuances are often used as an anti-takeover mechanism when they include provisions which give added conversion or voting rights upon the threat of a takeover which is not supported by the board of directors. Such Preferred Stock can be issued and placed in friendly hands to impede a takeover, can be used for an acquisition as a defensive tactic, or can be used as part of a Shareholders Rights Plan. A "Shareholder Rights Plan" (sometimes called a "poison pill") involves the issuance of Preferred Stock to existing stockholders which have certain rights when another stockholder acquires a stated percentage of the Company's stock, which may have the effect of making the acquisition of such stock by the other stockholder less attractive, or under other circumstances could make it more difficult, and thereby discourage or delay attempts to acquire control of the Company or remove incumbent management. The potential for ACT to issue Preferred Stock with purchase, voting, or other rights that may discourage a takeover attempt, may make ACT less likely to become a takeover candidate and may inhibit takeover attempts not approved by the Board of Directors. The Company is not aware of any current proposal by any party to acquire control of the Company.


                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding stock entitled to vote at the Annual Meeting is required to approve the proposal to amend the Company's Certificate of Incorporation to authorize 5,000,000 shares of Preferred Stock.

                           RECOMMENDATION OF THE BOARD

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment of the Company's Certificate of Incorporation to authorize a class of Preferred Stock consisting of 5,000,000 shares, with a $0.001 par value, that the Board of Directors may issue from time to time in one or more series, for which the Board of Directors may fix or alter the rights, preferences, privileges, and restrictions granted to or imposed thereon.

                                 PROPOSAL NO. 4

        APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS ELIMINATING STOCKHOLDERS' RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS

         The Company's stockholders are being asked to approve a proposal to amend Article VIII of the Company's Certificate of Incorporation and the Company's Bylaws to provide that only the Board of Directors by majority vote, the President, the Chief Executive Officer or the Chairman of the Board of the Company have the power to call a special meeting of the stockholders and that such provision can only be amended or repealed by the affirmative vote of eighty percent (80%) or more of the outstanding voting shares (the "Special Meeting Proposal"). The Board of Directors unanimously approved the Special Meeting Proposal. The Board of Directors believes that the Special Meeting Proposal is in the best interests of the Company and its stockholders as it allows the Board to preserve control over extraordinary corporate actions such as unsolicited takeover bids for the acquisition of the Company. The Board believes that takeover attempts that have not been negotiated or approved by the Board could seriously disrupt the business and management of the Company. Stockholders are urged to read carefully the following sections of the Proxy Statement before voting on the Special Meeting Proposal. The discussion set forth below is qualified in its entirety by references to the Company's Certificate of Incorporation which is attached hereto as Annex A.

         Under Delaware law, special meetings of the stockholders may be called by the Board of Directors or by such persons as may be authorized by the Certificate of Incorporation or Bylaws. The Company's Certificate of Incorporation and Bylaws currently provide that, in addition to the President, the Chief Executive Officer, the Chairman of the Board and by a resolution approved by a majority of the Directors, any stockholder or group of stockholders owning at least 10% of the Company's issued and outstanding capital stock and entitled to vote can call for a special stockholders' meeting by providing the Company with written notices. The Special Meeting Proposal specifies that only the Board of Directors by majority vote, the President, the Chief Executive Officer or the Chairman of the Board of the Company may call a special meeting of the stockholders of the Company. In addition, in order to support and prevent circumvention of the Special Meeting Proposal, the Special Meeting Proposal permits stockholders to alter, amend or repeal Article VIII only upon the affirmative vote of the holders of at least 80% of the outstanding voting stock, rather than by a majority vote.

         The elimination of the right of stockholders to call a special meeting would mean that a stockholder could not force stockholder consideration of a proposal over the opposition of management or the Board of Directors by calling a special meeting prior to such time as management or the Board believe such consideration to be appropriate or until the next annual meeting. Thus, this amendment encourages persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company's management and Board of Directors. However, the elimination of the procedure to call special meetings could make it more difficult to obtain control of the Company and to take other stockholder action as consideration of such matters will be delayed until the next annual meeting unless a special meeting is called by management or the Board of Directors. Therefore, the amendment could have the effect of discouraging or delaying a third party from making a tender offer or otherwise attempting to obtain control of the Company or remove incumbent management.


                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding stock entitled to vote at the Annual Meeting is required for approval of the amendment of the Company's Certificate of Incorporation. If the Special Meeting Proposal is approved, the Bylaws of the Company will also be amended to comport with the Certificate of Incorporation.

                           RECOMMENDATION OF THE BOARD

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment of the Company's Certificate of Incorporation to provide that only the Board of Directors by majority vote, the President, the Chief Executive Officer or the Chairman of the Board of the Company have the power to call a special meeting of the stockholders and that the stockholders may alter, amend or repeal such provision only upon the affirmative vote of at least 80% of the Company's outstanding voting stock entitled to vote.

                                 PROPOSAL NO. 5

                        ELECTION OF DIRECTORS - NOMINEES

         The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes, each class serving for a period of three years. The foregoing notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The class of directors whose term expires as of the Annual Meeting includes incumbent directors Martin Shum and Brig. Gen. (retired) Harold R. Johnson.

         Proxyholders will vote all proxies received by them FOR THE NOMINEES LISTED BELOW UNLESS OTHERWISE INSTRUCTED IN WRITING ON SUCH PROXY. The two (2) candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of ACT. Stockholders of ACT are not entitled to cumulative voting rights. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

DIRECTORS AND NOMINEES

INFORMATION WITH RESPECT TO NOMINEES

         The following table sets forth certain information concerning the nominees for director of ACT as of August 31, 1996.

                              NOMINEES FOR ELECTION


NAME                                   AGE            POSITION
----                                   ---            --------

Martin Shum                             48            Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

Brig. Gen. Harold R. Johnson (1)        73            Director


-----------

(1)      Member of the Compensation Committee.

         Martin Shum founded the Company in May 1987 and has served as Chairman of the Board of Directors, President and Chief Executive Officer since that time. Prior to founding ACT, Mr. Shum was employed in various capacities by several telecommunications companies, including Vice President of Marketing and Development at Micom Communications Corp., Director of Business Planning and Director of Engineering at General DataComm, and senior member of the technical staff at Plessey Telecommunications Research.

         Brig. Gen. (retired) Harold R. Johnson has served as a member of the Board of Directors of the Company since 1988. Brig. Gen. Johnson is currently the Senior Vice President of Business Development at The Fairchild Corporation, an aerospace and communications company, and has been with Fairchild in various capacities since 1988. From 1980 to 1988, Brig. Gen. Johnson was founder, President and Chief Executive Officer of Telebit Corporation, a manufacturer of modems.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR each of the two nominees named above.


CONTINUING DIRECTORS

                    DIRECTORS CONTINUING TO SERVE UNTIL 1997

            NAME                           AGE        POSITION
            ----                           ---        --------

            William Ambrose (1)             39        Director
            Archie J. McGill (1)(2)         65        Director

-----------


(1)        Member of the Compensation Committee.
(2)        Member of the Audit Committee.


         William W. Ambrose has served as a member of the Board of Directors since 1993. Mr. Ambrose is the President of Pyramid Research, Inc., a telecommunications market research organization which he founded in 1986. Mr. Ambrose was elected as a director of the Company pursuant to a voting agreement entered into in connection with investment in the Company by a subsidiary of Promon Ltda.

         Archie J. McGill has served as a member of the Board of Directors since 1994. Mr. McGill is the President and Chief Executive Officer of Chardonnay Inc., an investment management company, and has served in such position since 1986. Mr. McGill served as President of Rothschild, Inc., a venture capital investment firm, from 1983 to 1986. Mr. McGill was previously President of the AIS/American Bell division of AT&T and a Vice President of Marketing for International Business Machines.

                    DIRECTORS CONTINUING TO SERVE UNTIL 1998


            NAME                           AGE        POSITION
            ----                           ---        --------

            Dr. Michael Feuer (2)           54         Director
            Carlos M. Siffert (2)(3)        58         Director


-----------


(1)        Member of the Compensation Committee.
(2)        Member of the Audit Committee.
(3) Mr. Siffert has informed the Company that he intends to resign as a member of the Company's Board of Directors effective as of October 14, 1996.


         Dr. Michael Feuer has served as a member of the Board of Directors since 1992. Dr. Feuer is a general partner of Pacific Technology Fund, a venture capital firm with which he has been associated since 1992, and the President of Santa Clara Associates, Inc., an investment management company and an affiliate of Pacific Technology Fund with which Dr. Feuer has been associated since 1987. Since 1991, Dr. Feuer has been a director of Fiberstars, Inc., a manufacturer of specialized lighting equipment. Dr. Feuer was elected as a director of the Company in connection with an investment in the Company by Pacific Technology Fund.

         Carlos M. Siffert has served as a member of the Board of Directors since 1993. Mr. Siffert is a Director of Promon Ltda., a large Brazilian telecommunications and engineering services company. Mr. Siffert is also the Chief Executive Officer of Promon Tecnologia, S.A., an entity controlled by Promon, and has been associated with Promon Tecnologia, S.A. for over 30 years. Mr. Siffert was elected as a director of the Company pursuant to a voting agreement entered into in connection with Promon International's investment in the Company.

BOARD MEETINGS

         The Board of Directors met ten (10) times during the fiscal year ending June 30, 1996. Each director attended at least 85% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.



         The Board of Directors has an Audit Committee which supervises and makes recommendations and decisions with respect to the periodic audits of the Company's financial results. The members of the Audit Committee are Dr. Michael Feuer and Messrs. Carlos M. Siffert and Archie J. McGill. The Audit Committee held one (1) meeting during the fiscal year ended June 30, 1996.

         The Board of Directors has a Compensation Committee, which administers the Company's stock option plans. The members of the Compensation Committee are Messrs. William Ambrose, Archie J. McGill and Brig. Gen. (ret.) Harold R. Johnson. The Compensation Committee held eight (8) meetings during the fiscal year ending June 30, 1996.


DIRECTOR COMPENSATION

         Each non-employee director (which does not include any director who serves as representative of a stockholder who owns more than 5% of the Company's voting securities) receives $6,000 annually for services as a member of the Board of Directors. Non-employee directors are reimbursed for their out-of-pocket expenses in serving on the Board of Directors. There are no family relationships among any of the executive officers or directors of the Company.


         During the 1996 fiscal year, certain non-employee directors were eligible to receive option grants under the Automatic Option Grant Program in effect under the Company's 1995 Stock Option/Stock Issuance Plan. Accordingly, at the 1995 Annual Stockholders Meeting held on December 4, 1995, each of the following non-employee directors received an option grant under the Automatic Option Grant Program for 7,000 shares of Common Stock with an exercise price of $12.00 per share: Messrs. Ambrose, McGill and Brig. Gen. (ret.) Johnson. The exercise price in effect for each option is equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum term of ten
(10) years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. Each option is immediately exercisable for all of the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 7,000-share grant will vest on the day immediately preceding the date of the 1996 Annual Meeting, provided the optionee continues in Board service through that date.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The members of the Compensation Committee of the Company's Board of Directors are Messrs. William Ambrose, Archie J. McGill and Brig. Gen. (ret.) Harold R. Johnson. No member of the Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of the Company.


         No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 145 of the Delaware General Corporation Law, the Company can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Company's Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by law and require the Company to advance litigation expenses upon receipt by the Company of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The Bylaws further provide that rights conferred under such Bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.


         The Company's Certificate of Incorporation provides that, pursuant to Delaware Law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.


         The Company has entered into agreements to indemnify its directors and certain of its officers in addition to the indemnification provided for in the Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify the Company's directors and certain of its officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services as a director or officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

                                 PROPOSAL NO. 6

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The accounting firm of Ernst & Young LLP served as independent auditors for ACT for the fiscal year ended June 30, 1996. The Board of Directors, on the recommendation of ACT's management, has selected that firm to continue in this capacity for the current fiscal year. ACT is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors to audit the consolidated financial statements of ACT for the fiscal year ending June 30, 1997 and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. ACT has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any material relationship with ACT nor any affiliate of ACT.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Company present or represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ended June 30, 1997. Should such stockholder approval not be obtained, then the Board of Directors will reconsider such selection. Under all circumstances, the Board retains the corporate authority to change the auditors at a later date.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the year ending June 30, 1997.

                                     GENERAL

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of August 31, 1996 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group:


                                                                        SHARES BENEFICIALLY
                                                                             OWNED(1)
DIRECTORS, FIVE PERCENT STOCKHOLDERS, NAMED EXECUTIVE               --------------------------
OFFICERS AND DIRECTORS AND OFFICERS AS A GROUP                        NUMBER         PERCENT
-----------------------------------------------------------         ----------     -----------

PROMON Ltda.
  AVE Pres. Juscelino Kubitschek, 1830
  04543 Sao Paulo, SP, Brazil(2)...........................           784,768          8.6%
Pacific Technology Fund
  P.O. Box 1704
  Palo Alto, CA 94302-1704.................................           638,751          7.0
AIM Management Group Inc.
  11 Greenway Plaza, Suite 1919
  Houston, Texas 77046(3)..................................           929,100         10.2
Martin Shum(4).............................................           440,030          4.6
William W. Ambrose(5)......................................            32,155          *
Dr. Michael Feuer(6).......................................           638,751          7.0
Brig. Gen. H. R. Johnson(7) ...............................            12,716          *
Carlos M. Siffert(8).......................................           784,768          8.6
Archie J. McGill(9)........................................            39,857          *
Melvin L. Flowers(10)......................................            86,216          1.0
Suresh Nihalani(11)........................................            81,493          *
John Tucker(12)............................................            92,809          1.0
Andre de Fusco(13).........................................            82,000          *
Shaun Manesh(14)...........................................            78,047          *
Peter Staab(15)............................................            74,359          *
Linda Carlson(16)                                                      42,762          *
Jean-Guy Lacombe(17)                                                  137,853          1.5
All directors and executive officers as a
  group (14 persons)(18)...................................         2,604,977         25.9


-----------

   *     Less than 1%.

(1) Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2) The shares are owned beneficially and of record by FIQ-Trading, Marketing, Servicos e Consultores Lda. ("FIQ"), a company controlled by Promon Ltda. As such, Promon Ltda may be deemed to have beneficial ownership of such shares.
(3) Based upon information contained in a Statement on Schedule 13G, dated July 10, 1996, filed with the SEC by AIM Management Group Inc. ("AIM"). AIM is the parent holding company of the recordholders of the shares, AIM Advisors, Inc. and AIM Capital Management, Inc., both registered Investment Advisors under Section 203 of the Investor Advisors Act.
(4) Includes 38,735 shares held by members of Mr. Shum's family and 81 shares held by Helen Shum and Martin Shum as Trustees of the Shum Trust, dated April 15, 1994. Also includes 400,641 shares issuable upon exercise of immediately exercisable options (including 1,978 shares issuable upon exercise of options held by Mr. Shum's spouse) of which 208,366 shares will be vested within 60 days from August 31, 1996.
(5) Includes 25,155 shares owned by Pyramid Research, Inc. Mr. Ambrose, as President of Pyramid Research, Inc., may be deemed to have beneficial ownership of these shares. Also includes 7,000 shares issuable upon exercise of immediately exercisable options, which options will vest on November 3, 1996.
(6) Includes 638,751 shares owned by Pacific Technology Fund. Dr. Feuer and Belfield Services, Inc., as general partners of Pacific Technology Fund, may be deemed to have beneficial ownership of these shares. Dr. Feuer disclaims beneficial ownership of these shares.
(7) Includes 7,000 shares issuable upon exercise of immediately exercisable options, which options will vest on November 3, 1996.
(8) Includes 784,765 shares beneficially owned by Promon Ltda. and FIQ. Mr. Siffert, as Director of Promon Ltda., may be deemed to have beneficial ownership of these shares. Mr. Siffert disclaims beneficial ownership of these shares.
(9) Includes 39,857 shares issuable upon exercise of immediately exercisable options. All such options will be vested on November 3, 1996.
(10) Includes 72,715 shares issuable upon exercise of immediately exercisable options of which 20,650 shares will be vested within 60 days from August 31, 1996.
(11) Includes 2,285 shares held by members of Mr. Nihalani's family. Also includes 59,280 shares issuable upon exercise of immediately exercisable options (including 1,429 shares issuable upon exercise of options held by Mr. Nihalani's spouse) of which 17,978 shares will be vested within 60 days from August 31, 1996.
(12) Includes 86,500 shares issuable upon exercise of immediately exercisable options of which 19,444 shares will be vested within 60 days from August 31, 1996. Excludes shares beneficially owned by Mr. Tucker's spouse, Ms. Linda Carlson, an executive officer of the Company.
(13) Includes 81,000 shares issuable upon exercise of immediately exercisable options of which 21,240 shares will be vested within 60 days from August 31, 1996.
(14) Includes 53,857 shares issuable upon exercise of immediately exercisable options of which 18,129 shares will be vested within 60 days from August 31, 1996.
(15) Includes 74,000 shares issuable upon exercise of immediately exercisable options of which 12,400 shares will be vested within 60 days from August 31, 1996.
(16) Includes 42,643 shares issuable upon exercise of immediately exercisable options of which 6,806 shares will be vested within 60 days from August 31, 1996. Excludes shares beneficially owned by Ms. Carlson's spouse, Mr. John Tucker, an executive officer of the Company.
(17) Includes 519 shares held by Michi Technical Services, Inc. ("Michi"). Mr. Lacombe is the sole shareholder of Michi. Includes 60,000 shares issuable upon exercise of immediately exercisable options of which no shares will be vested within 60 days from August 31, 1996.
(18) Includes 25,155 shares owned by Pyramid Research, Inc., 638,751 shares owned by Pacific Technology Fund and 784,768 shares owned by Promon Ltda. Also includes an aggregate of 963,493 shares issuable to the Company's directors and executive officers upon the exercise of immediately exercisable options held by such directors and executive officers of which 378,870 shares will be vested within 60 days from August 31, 1996.

DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

         The following table sets forth certain information concerning the executive officers and directors of the Company as of August 31, 1996.


NAME                                   AGE            POSITION
----                                   ---            --------
Martin Shum                             48            Chairman of the Board of Directors, President and
                                                         Chief Executive Officer
Suresh Nihalani(1)                      43            Vice President, Product Marketing
Shaun Manesh                            41            Vice President, Manufacturing
John W. Tucker                          51            Vice President, Sales and Marketing
Melvin L. Flowers                       43            Vice President, Finance and Administration, and Chief
                                                      Financial Officer
Andre de Fusco                          38            Vice President, Strategic Planning and Business
                                                      Development
Peter Staab                             49            Vice President, Engineering
Linda Carlson                           51            Vice President, Worldwide Sales
Jean-Guy Lacombe                        39            Vice President, Operations
Brig. Gen. Harold R. Johnson (2)        73            Director
Dr. Michael Feuer (3)                   54            Director
Carlos M. Siffert (3)(4)                58            Director
William Ambrose (2)                     38            Director
Archie J. McGill (2)(3)                 65            Director


-----------


(1) Mr. Nihalani has resigned as an Executive Officer of the Company effective in October 1996.
(2)      Member of the Compensation Committee.
(3)      Member of the Audit Committee.
(4) Mr. Siffert has submitted his resignation as a director effective October 14, 1996.


         Martin Shum founded the Company in May 1987 and has served as Chairman of the Board of Directors, President and Chief Executive Officer since that time. Prior to founding ACT, Mr. Shum was employed in various capacities by several telecommunications companies, including Vice President of Marketing and Development at Micom Communications Corp., Director of Business Planning and Director of Engineering at General DataComm, and senior member of the technical staff at Plessey Telecommunications Research.

         Suresh Nihalani has served as Vice President, Product Marketing since December 1995. Mr. Nihalani served as the Company's Senior Vice President of Business Development from July 1995 to December 1995, Senior Vice President of Operations from April 1993 to June 1995, Vice President of Business Planning from 1990 to 1993 and Vice President of Engineering from 1987 to 1990. Before joining the Company in 1987, Mr. Nihalani was employed as Director of Product Development at MICOM.

         Shaun Manesh has served as Vice President, Manufacturing since 1990. Mr. Manesh was the Company's Director of Operations from 1988 to 1990. Prior to June 1988, Mr. Manesh was employed in various capacities with Tekelec and MICOM.

         John W. Tucker has served as Vice President, Sales and Marketing since December 1995, and served as the Company's Vice President of Sales from June 1990 until December 1995. Mr. Tucker was employed as a marketing consultant from 1988 to 1990, as Assistant Vice President of North American Sales at MICOM from 1985 to 1988 and as Director of Sales at Interlan, a local area network component manufacturer, from 1984 to 1985.

         Melvin L. Flowers has served as Chief Financial Officer and Vice President of Finance since July 1993 and as Vice President, Finance and Administration since December 1995. Prior to joining the Company, Mr. Flowers served as President and Chief Financial Officer of Pacific Earth Resources, an ornamental horticultural company, from 1991 to 1993 and from 1989 to 1991, respectively, and as Vice President and Chief Financial Officer of Spectramed Incorporated, a medical device manufacturing company, from 1986 to 1989.

         Andre de Fusco has served as Vice President, Strategic Planning and Business Development since December 1995. Mr. de Fusco joined the Company in December 1994 and served as its Vice President of Marketing until December 1995. Mr. de Fusco was employed as Director of International Accounts and Director of Business Development for Northern Telecom from 1991 to 1994 and as Vice President of Marketing and President of MaxCom, a developer of electronic mail systems, from 1984 to 1991.

         Peter Staab joined the Company in June 1995 as its Vice President of Engineering. Before joining the Company, Mr. Staab was employed at General DataComm as Director of Network Management and Systems from 1992 to 1995 and Director of Transmission Products from 1985 to 1992.

         Linda Carlson has served as Vice President, Worldwide Sales since December 1995. Ms. Carlson served as the Company's Assistant Vice President of Sales--Americas from January 1991 to December 1995. Prior to January 1991, Ms. Carlson was employed at various telecommunication companies, including RED-SAC and MICOM.

         Jean-Guy Lacombe has served as Vice President, Operations of the Company and the General Manager of Presticom since December 1995. Mr. Lacombe was the Chairman of the Board and Chief Executive Officer of Presticom from February 1988 until November 1995.

         Brig. Gen. (retired) Harold R. Johnson has served as a member of the Board of Directors of the Company since 1988. Brig. Gen. Johnson is currently the Senior Vice President of Business Development at The Fairchild Corporation, an aerospace and communications company, and has been with Fairchild in various capacities since 1988. From 1980 to 1988, Brig. Gen. Johnson was founder, President and Chief Executive Officer of Telebit Corporation, a manufacturer of modems.

         Dr. Michael Feuer has served as a member of the Board of Directors since 1992. Dr. Feuer is a general partner of Pacific Technology Fund, a venture capital firm with which he has been associated since 1992, and the President of Santa Clara Associates, Inc., an investment management company and an affiliate of Pacific Technology Fund with which Dr. Feuer has been associated since 1987. Since 1991, Dr. Feuer has been a director of Fiberstars, Inc., a manufacturer of specialized lighting equipment. Dr. Feuer was elected as a director of the Company in connection with an investment in the Company by Pacific Technology Fund.

         Carlos M. Siffert has served as a member of the Board of Directors since 1993. Mr. Siffert is a Director of Promon Ltda., a large Brazilian telecommunications and engineering services company. Mr. Siffert is also the Chief Executive Officer of Promon Tecnologia, S.A., an entity controlled by Promon Ltda., and has been associated with Promon Tecnologia, S.A. for over 30 years. Mr. Siffert was elected as a director of the Company pursuant to a voting agreement entered into in connection with Promon International's investment in the Company.

         William W. Ambrose has served as a member of the Board of Directors since 1993. Mr. Ambrose is the President of Pyramid Research, Inc., a telecommunications market research organization which he founded in 1986. Mr. Ambrose was elected as a director of the Company pursuant to a voting agreement entered into in connection with investment in the Company by a subsidiary of Promon Ltda.

         Archie J. McGill has served as a member of the Board of Directors since 1994. Mr. McGill is the President and Chief Executive Officer of Chardonnay Inc., an investment management company, and has served in such position since 1986. Mr. McGill served as President of Rothschild, Inc., a venture capital investment firm, from 1983 to 1986. Mr. McGill was previously President of the AIS/American Bell division of AT&T and a Vice President of Marketing for International Business Machines.

         The Board of Directors of the Company is divided into three classes, designated "Class I," "Class II" and "Class III," respectively. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected. However, each initial director in Class I (Mr. Siffert and Dr. Feuer) serves for a term ending on the date of the annual meeting of stockholders held in 1998; each initial director in Class II (Mr. Ambrose and Mr. McGill) serves for a term ending on the date of the annual meeting of stockholders held in 1997 and each initial director in Class III (Mr. Shum and Brig. Gen. Johnson) serves for a term ending on the date of the annual meeting of stockholders held in 1996.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.


         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with, except for the following transactions which were reported late: the purchase of 1,000 shares in May 1995 and 2,000 shares in April, 1996 by Mr. Flowers, the grant of 40,000 stock options in September 1995 to Mr. Staab, the issuance of 519 shares in December 1995 to an affiliate of Mr. Lacombe, the exercise of a warrant to purchase 7,788 shares and sale of 7,788 shares by an affiliate of Pacific Technology Fund in February 1996 and the exercise of a stock option to purchase 4,286 shares by General Johnson in March 1996.

                             STOCK PERFORMANCE GRAPH

         The graph depicted below shows ACT's stock price as an index for the period commencing May 3, 1995 to June 30, 1996, assuming $100 invested on May 3, 1995 (the date of ACT's initial public offering) and reinvestment of dividends, along with the composite prices of companies listed on the National Association of Securities Dealers Automated Quotation ("Nasdaq") Telecommunication Index ("NTI") and the Standard and Poor's 500 Stock Index ("S&P 500"). The Company believes that the NTI and the S&P 500 provide an appropriate measure of the Company's stock price performance as the NTI and the S&P 500 listed companies are comparable to the Company in size and/or industry focus.

                    PERFORMANCE GRAPH FOR ACT NETWORKS, INC.
                COMPARISON OF 14 MONTH CUMULATIVE TOTAL RETURN*
                 AMONG ACT NETWORKS, INC., THE S&P 500 INDEX AND
                       THE NASDAQ TELECOMMUNICATIONS INDEX

                              5/03/95             6/30/95            6/30/96
                              -------             -------            -------
ACT NETWORKS, INC.             100                  133                250
S & P 500                      100                  105                132
NASDAQ TELECOMMUNICATIONS      100                  109                135

*$100 INVESTED ON 5/03/95 IN STOCK OR INDEX-
 INCLUDING REINVESTMENT OF DIVIDENDS,
 FISCAL YEAR ENDING JUNE 30.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT(1)

         It is the responsibility of the Compensation Committee (the "Committee") of the ACT Board of Directors to make recommendations to the Board of Directors regarding the salary and bonuses to be paid to the Company's executive officers each fiscal year. The Committee also administers the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Equity incentives may be granted under the 1995 Plan to executive officers as part of their long-term compensation package. The following is a summary of the policies of the Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

         GENERAL COMPENSATION POLICY. Under the supervision of the Committee, ACT has developed a compensation policy which is designed to attract, retain and reward qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the financial performance of ACT. One of the Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of ACT as measured by his or her personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual experience, expertise and responsibility and is designed to be competitive with salary levels in the industry; (ii) annual incentive compensation which reflects individual and Company performance for the year; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the ACT stockholders.

         FACTORS. The principal factors which were considered in establishing the components of each executive officer's compensation package for the year ended June 30, 1996 are summarized below. However, the Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

         - BASE SALARY. For the 1996 fiscal year, the Committee has set the base salary of the executive officers within the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies comparable in size, which provide telecommunication services or which compete with the Company for executive talent. The base salary for each officer is determined on the basis of various factors including: the salary levels in effect for similar positions at comparable companies, the experience and personal performance of the officer, the ability to develop and maintain the skills necessary to work in a high-growth company, the ability to initiate strategies to enhance the Company's growth, profitability and business opportunities and internal comparability considerations. The weight given to each of these factors differs from individual to individual, as the Committee deems appropriate In pursuing its objective to have a substantial portion of each officer's compensation contingent on the Company's performance, the Committee set base salaries for fiscal 1996 in the low- to mid-range level of competitive compensation.

         - ANNUAL INCENTIVE COMPENSATION. Annual bonuses are earned by each executive officer primarily on the basis of the Company's achievement of certain corporate financial performance targets established for each fiscal year. For fiscal year 1996, no bonuses, other than commissions, were earned by the Company's executive officers as the criteria the Board determined for awarding cash bonuses were not met. The performance criteria for fiscal 1996 were based on targets for the Company's revenues and earnings per share.

         - LONG-TERM INCENTIVE COMPENSATION. Each option grant under the 1995 Plan is designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business and to remain in the service of the Company. The number of shares subject to each option grant is based upon an officer's existing equity holdings (including the number of unvested shares), the officer's tenure, level of responsibility and

--------------------
         (1) The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission (the "SEC") and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 as amended (the "1933 Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act").

relative position in the Company. However, the Committee will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time (up to 10 years).

              In fiscal 1996, the Committee reviewed the equity incentives in place for each of the Company's executive officers. The Committee determined that it was important to provide the Company's executive officers with increased equity incentives. In reaching this decision, the Committee reviewed numerous relevant factors including, without limitation, the cash compensation for ACT's executives, the equity and cash incentives in place for executives at comparable companies and the number and value of vested options and shares held by ACT's executive officers. To further align the executive officers' long-term interests with the stockholders and to encourage achievement of superior results over an extended period, the Committee granted options to purchase 696,787 shares of Common Stock to the executive officers during the 1996 fiscal year. These options are all immediately exercisable but are subject to a repurchase right at the executives' cost which right lapses as to 24% of the grant one year following the date of grant and as to an additional 2% of the grant at the end of each of the 38 months thereafter.

         - CEO COMPENSATION. The base salary established for the Company's Chief Executive Officer, Mr. Martin Shum, for the year ended June 30, 1996 reflects the Committee's decision to maintain a level of stability and certainty with respect to this component of his compensation from year to year, and there was no intent to have this particular component of compensation affected to any significant degree by the Company's performance. The Committee's intent in setting Mr. Shum's compensation for the 1996 fiscal year was to have a greater emphasis on long-term equity incentive compensation than cash compensation. Mr. Shum's base salary was maintained at the low range of the base salaries paid to other chief executive officers at comparable companies. Mr. Shum was, however, awarded an option during fiscal 1996 to acquire 227,500 shares of the Company's Common Stock on the terms discussed in the preceding paragraph. In addition, Mr. Shum was eligible for a $50,000 performance bonus which was tied to targets for the Company's revenues and earnings. As discussed above, the targets were not met and Mr. Shum did not receive a bonus for fiscal year 1996.

         TAX LIMITATION. As a result of federal tax legislation enacted in 1993, a publicly-held company such as ACT will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance-based. However, compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The compensation paid to the Company's executive officers for the year ended June 30, 1996 did not, and the compensation to be paid for the year ending June 30, 1997 is not expected to, exceed the $1 million limit per officer. In addition, the 1995 Plan have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under those plans with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limitation, the Committee has decided not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                       Compensation Committee

                                       Brig. Gen. Harold R. Johnson, USAF (Ret.)
                                       Arch J. McGill
                                       William Ambrose

EXECUTIVE COMPENSATION

         The following table sets forth the compensation awarded or earned, by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers in the 1996 fiscal year for, services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                            ANNUAL COMPENSATION                      COMPENSATION
                                                 ---------------------------------------           ----------------
                                                                                                      SECURITIES
                                                 FISCAL                           BONUS /             UNDERLYING
NAME AND PRINCIPAL POSITIONS (1)                  YEAR         SALARY ($)      COMMISSION ($)          OPTIONS(#)
--------------------------------                 ------        ----------      --------------      ----------------

Martin Shum.................................      1996           190,000                -            251,500(3)(4)
                                                  1995           175,000                -             57,143(2)
                                                  1994           150,000                -                  -
Linda Carlson ..............................      1996           117,553           87,200             38,429(3)(4)(5)
                                                  1995            92,000           55,000              4,571(2)
                                                  1994           149,000                -                  -
John W. Tucker..............................      1996           102,510           65,714             67,286(3)(4)
                                                  1995           115,000                -              4,571(2)
                                                  1994           100,000                -                  -
Suresh Nihalani.............................      1996           115,000           11,222             54,857(3)(4)
                                                  1995           120,000            5,000              5,714(2)
                                                  1994           120,000                -                  -
Andre de Fusco..............................      1996           123,335            7,677             54,286(3)(4)
                                                  1995           100,000                -              6,857(2)
                                                  1994            94,000                -                  -

-----------

(1) See "Directors and Executive Officers of Registrant" for the complete title of the position held by each Named Executive Officer.
(2) These options were granted on July 18, 1994 pursuant to the Company's 1994 Stock Option Bonus Program. See "Stock Option Bonus Program" below.
(3) Each of the Named Executive Officers were granted the following stock options on August 1, 1995 pursuant to the Company's 1995 Option Bonus Program at an exercise price of $16.50: Mr. Shum, 24,000; Ms. Carlson, 1,429; Mr. Tucker, 2,286; Mr. Nihalani, 2,857; and Mr. de Fusco, 2,286. The options are immediately exercisable with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the optionee's service with the Company, and vest according to the following schedule ("Standard Vesting"): twenty-four percent (24%) of the shares vest upon completion of one year following the vesting commencement date and the balance will vest at a rate of two percent (2%) per full month of employment thereafter.
(4) Each of the Named Executive Officers were granted the following Stock Options on September 19, 1995 at an exercise price of $13.00: Mr. Shum, 227,500; Ms. Carlson, 7,000; Mr. Tucker, 65,000; Mr. Nihalani, 52,000; and Mr. de Fusco, 52,000. The options were immediately exercisable with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the optionee's service with the Company, and is subject to the Company's Standard Vesting.
(5) Ms. Carlson was elected to serve as the Company's Vice President, Worldwide Sales on December 11, 1995 and granted a stock option to purchase 30,000 shares of the Company's Common Stock. The option is immediately exercisable with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the Optionee's service with the Company and is subject to the Company's Standard Vesting.

OPTION GRANTS

         The following table sets forth, for the fiscal year ended June 30, 1996, information concerning the grant of options to purchase shares of Common Stock under the Company's 1995 Plan (or the predecessor 1993 Plan) to the Named Executive Officers. No stock appreciation rights were granted to any of the Named Executive Officers during fiscal year 1996.

                    OPTION GRANTS IN YEAR ENDED JUNE 30, 1996

                                INDIVIDUAL GRANTS


                                                                                                   POTENTIAL REALIZATION
                                               PERCENT OF                                          VALUE AT ASSUMED ANNUAL
                            NUMBER OF            TOTAL                                              RATES OF STOCK PRICE
                            SECURITIES          OPTIONS                                            APPRECIATION FOR OPTION
                            UNDERLYING         GRANTED TO       EXERCISE                                    TERM(4)
                             OPTIONS          EMPLOYEES IN       OF BASE       EXPIRATION         ---------------------------
NAME                      GRANTED (1)(2)      FISCAL 1996       PRICE(3)          DATE                 5%              10%
----                      --------------      -------------     --------       ----------              --              ---
Martin Shum                   24,000              2.33%          $16.50         07/31/05          $  198,000       $  396,000
                             227,500             22.14%          $13.00         09/18/05           1,478,750        2,957,500
Linda Carlson                  1,429              0.14%          $16.50         07/31/05              11,789           23,578
                               7,000              0.68%          $13.00         09/18/05              45,500           91,000
                              30,000              2.92%          $13.00         12/10/05             195,000          390,000
John W. Tucker                 2,286              0.22%          $16.50         07/31/05              18,860           37,719
                              65,000              6.33%          $13.00         09/18/05             422,500          845,000
Suresh Nihalani                2,857              0.28%          $16.50         07/31/05              23,570           47,140
                              52,000              5.06%          $13.00         09/18/05             338,000          676,000
Andre de Fusco                 2,286              0.22%          $16.50         07/31/05              18,860           37,719
                              52,000              5.06%          $13.00         09/18/05             338,000          676,000


---------------

(1) The options granted to the Named Executive Officers were granted on August 1, 1995 and September 19, 1995 and have a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.
(2) The options are immediately exercisable with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the optionee's service with the Company, and vest according to the following schedule: twenty-four percent (24%) of the shares vest upon completion of one year following the vesting commencement date or grant date, as applicable, and the balance will vest at a rate of two percent (2%) per full month of employment thereafter. However, the option shares will immediately vest in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity.
(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or pursuant to a cashless exercise procedure. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares.

(4) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information concerning the number and value of shares acquired on exercise of options held by each of the Named Executive Officers during the fiscal year ended June 30, 1996 and the number and value of unexercised options held by each of the Named Executive Officers as of June 30, 1996. No stock appreciation rights were exercised during fiscal year 1996, and no such appreciation rights were outstanding as of June 30, 1995.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
              AND OPTION VALUES FOR FISCAL YEAR ENDED JUNE 30, 1996

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING                VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS           IN-THE MONEY OPTIONS
                                  NUMBER OF                          AT JUNE 30, 1995(1)            AT JUNE 30, 1995(2)
                                   SHARES                        ----------------------------   ----------------------------
                                 ACQUIRED ON        VALUE
NAME                            EXERCISE (#)     REALIZED(3)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                            ------------     -----------     -----------    -------------   -----------    -------------

Martin Shum                       29,980         $1,118,254        398,663            --        $9,440,033           --
Linda Carlson                     16,500            513,100         42,643            --           877,469           --
John W. Tucker                    32,500            999,018         86,500            --         1,930,263           --
Suresh Nihalani                   37,029            541,302         57,828            --         1,151,910           --
Andre de Fusco                     9,000            266,494         81,000            --         1,787,882           --

-----------

(1) All of the options of the Named Executive Officers are immediately exercisable, with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the optionee's service with the Company, and vest according to the following schedule: twenty-four percent (24%) of the shares vest upon completion of one year following the vesting commencement date or grant date, as applicable, and the balance will vest at a rate of two percent (2%) per full month of employment thereafter. At June 30, 1996, the options held by each of the Named Executive Officers were exercisable for the following number of vested shares: Mr. Shum, 140,374; Ms. Carlson, 4,728; Mr. Tucker, 18,724; Mr. Nihalani, 2,342; and Mr. de Fusco, 4,681.

(2) Calculated based on the closing sale price at June 28, 1996 of $32.50 per share, less the applicable exercise price. All of the options of these Named Executive Officers are immediately exercisable, with any unvested shares acquired under such option being subject to repurchase by the Company, at the exercise price, upon termination of the optionee's service with the Company. The value of vested shares issuable upon exercise of "in-the-money" options at June 30, 1995 for each of the Named Executive Officers was as follows: Mr. Shum, $2,106,632; Ms. Carlson, $112,717; Mr. Tucker, $595,423; Mr. Nihalani,
         $53,235; and Mr. de Fusco, $119,649.

(3) Calculated on the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares.

STOCK OPTION BONUS PROGRAM

         On October 10, 1994, the Company adopted a Fiscal Year 1995 Employee Stock Option Bonus Program (the "1995 Option Bonus Program"). Each full-time exempt employee of the Company on July 1, 1994 was eligible to receive stock options under the 1995 Option Bonus Program. The Board could also include in the 1995 Option Bonus Program other employees who commenced employment with the Company after July 1, 1994. Individuals not employed with the Company on the date of grant of such options were not eligible to receive any options. In addition, the receipt of options and the number of shares underlying such options was dependent on, and subject to, the individual's job performance.

         The 1995 Option Bonus Program was administered under the Company's 1993 Stock Option Plan and was subject to the terms and conditions thereof. A total of 63,999 options under the program were granted on August 1, 1995 at an exercise price of $16.50, the fair market value of the Company's Common Stock on August 1, 1995, to 53 employees, including 24,571 options to Martin Shum (including 571 options to Mr. Shum's spouse, who is an employee of the Company), 3,429 options to Melvin Flowers, 2,286 options to John Tucker, 1,429 options to Linda Carlson, 3,428 options to Suresh Nihalani (including 571 options to Mr. Nihalani's spouse, who is an employee of the Company), and 2,000 options to Shaun Manesh. Options granted under the 1995 Option Bonus Program vest, in general, over approximately three years from the grant date.

         The Company operated a similar stock option bonus plan for the 1994 fiscal year. An aggregate of 131,694 options to purchase common stock of the Company at an exercise price of $1.75 per share were granted in July 1994 to 36 employees, including 58,570 options to Martin Shum (including 1,428 options to Mr. Shum's spouse, who is an employee of the Company), 10,857 options to Melvin Flowers, 4,571 options to John Tucker, 2,857 options to Linda Carlson, 6,316 options to Suresh Nihalani (including 1,142 options to Mr. Nihalani's spouse, who is an employee of the Company) and 6,857 options to Shaun Manesh.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in ACT's Proxy Statement for next year's Annual Meeting of Stockholders is May 31, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

         The Company's Annual Report for the fiscal year ended June 30, 1996, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of September 23, 1996. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

         Copies of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 as filed with the SEC will be provided to stockholders without charge upon written request to the Chief Financial Officer, ACT Networks, Inc., 188 Camino Ruiz, Camarillo, California 93012.

                                    ANNEX A

                          FORM OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               ACT NETWORKS, INC.
                             a Delaware Corporation

[The following is a form of ACT's Amended and Restated Certificate of Incorporation. The Board of Directors reserves the right to make necessary changes to this form of Amended and Restated Certificate of Incorporation to ensure consistency with the disclosure provided in this Proxy Statement.]

         The undersigned, Martin Shum and Frederic A. Randall, Jr., certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of ACT Networks, Inc., a Delaware corporation (the "corporation").

         2. The original Certificate of Incorporation of ACT Networks, Inc. was filed with the Secretary of State of Delaware on March 2, 1995.

         3. The Amended and Restated Certificate of Incorporation of ACT Networks, Inc. has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law by the directors and stockholders of the corporation.

         4. The Amended and Restated Certificate of Incorporation be amended and restated in its entirety to read as follows:


                                   ARTICLE I

         The name of the corporation is ACT NETWORKS, INC. (hereinafter referred to as the "corporation").


                                   ARTICLE II

         The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE III

         The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.


                                   ARTICLE IV

         The corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of capital stock which the corporation shall have authority to issue is forty-five million (45,000,000) shares, of which forty million (40,000,000) shares shall be Common Stock, $0.001 par value per share, and five million (5,000,000) shares shall be Preferred Stock, par value $.001 per share.

         The Board of Directors is hereby authorized to cause shares of Common Stock to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the corporation to capital or capital surplus. Each share of Common Stock shall be equal in all respects to every other share of Common Stock. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders shall have the right to vote. No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issues of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise. The holders of Common Stock shall be entitled to receive dividends when, if and as declared from time to time by the Board of Directors, ratably in proportion to the number of shares of Common Stock held by each such holder. Subject to the rights, privileges and preferences of any present or future class or series of Preferred Stock, in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each such holder.

         The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series without further stockholder approval. The Board of Directors of the corporation is hereby authorized to fix or alter, by resolution or resolutions adopted by the Board of Directors, the powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof (including dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences) granted to or imposed upon the Preferred Stock and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.


                                   ARTICLE V

         The corporation is to have perpetual existence.


                                   ARTICLE VI

         The business of the corporation shall be managed by a Board of Directors. The number of directors of the corporation shall be fixed from time to time by or pursuant to the By-Laws of the corporation. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, as shall be provided in the manner specified in the By-Laws of the corporation. Except as otherwise required by law (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The manner by which a director of the corporation may be removed from office shall be as provided in the By-Laws of the corporation. Advance notice of stockholder nominations for the election of directors and advance notice of business to be brought by stockholders before an annual meeting of stockholders, shall be given in the manner provided in the By-Laws of the corporation. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

                                  ARTICLE VII

         Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the By-Laws) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation.


                                  ARTICLE VIII

         Except as otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board on his or her own initiative, by the President on his or her own initiative, by the Chief Executive Officer on his or her own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. This Article VIII shall only be amended or repeated by the affirmative vote of eighty percent (80%) or more of the outstanding voting stock of the corporation.


                                   ARTICLE IX

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon the stockholders herein are granted subject to this reservation.


                                   ARTICLE X

         The corporation may, to the fullest extent to which it is empowered to do so and under the circumstances permitted by the Delaware General Corporation Law or any other applicable laws, as they may from time to time be in effect, indemnify any person who was made or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the specific request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines and amounts incurred by him or her in connection with such action, suit or proceeding, and may take such steps as may be deemed appropriate by the Board of Directors, including purchasing and maintaining insurance, entering into contracts (including, without limitation, contracts of indemnification between the corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.


                                   ARTICLE XI

         The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permitted under Delaware law; provided that in no event will the liability of any director of the corporation be eliminated or otherwise limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE XII

         The name and mailing address of the sole incorporator is:

                           Martin Shum
                           188 Camino Ruiz
                           Camarillo, California 93012


                                  ARTICLE XIII

         The provisions of Section 203 of the Delaware General Corporation Law shall be applicable to this corporation.


                                   ARTICLE XIV

         Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the By-Laws of the corporation.

         THE UNDERSIGNED have signed this Amended and Restated Certificate of Incorporation this _____ day of __________, 1996.




                                        By:
                                           ------------------------------
                                                Martin Shum,
                                                President




Attest:
       ---------------------------------
            Frederic A. Randall, Jr.
            Secretary

                               ACT NETWORKS, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                (Amended and Restated through September 17, 1996)

                                   ARTICLE ONE

                               GENERAL PROVISIONS


        I.        PURPOSE OF THE PLAN

                  This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of ACT Networks, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.        STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into three separate equity programs:

                                  (i)       the Discretionary Option Grant
Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                                 (ii)       the Stock Issuance Program under
which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                                (iii)       the Automatic Option Grant Program
under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to all eligible individuals.

                  B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self- executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.


                                       2.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                  (i)       Employees,

                                 (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                                (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                  C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a


                                       3.

non-employee Board member. A non-employee Board member who, directly or indirectly, is a 5% Stockholder or is affiliated with, or a representative of, a 5% Stockholder shall not be eligible to receive any option grants under the Automatic Option Grant Program.

        V.        STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,280,844 shares.

                  B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1995 calendar year.

                  C. Shares of Common Stock subject to outstanding options (including any options incorporated from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each


                                       4.

outstanding option (including any option incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I.        OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1.       The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                                  (i)       cash or check made payable to the
         Corporation,

                                 (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                (iii)       to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


                                            6.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                           1.       The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                                  (i)       Any option outstanding at the time
         of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                 (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                 (iv)       Should the Optionee's Service be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                  (v)       In the event of an Involuntary
         Termination following a Corporate Transaction, the provisions of
         Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.



                                       7.

                           2.       The Plan Administrator shall have the
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                  (i)       extend the period of time for which
         the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                 (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.


                           Limited Transferability of Options. During the
lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                                       8.

       II.        INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested


                                       9.

option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination.

                  F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the


                                       10.

automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of a Change in Control. Any options so accelerated shall remain fully exercisable until the expiration or sooner termination of the option term.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.        CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

        V.        STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                  (i)       One or more Optionees may be granted
         the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of
         (a) the Fair Market Value

                                         11.

         (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                 (ii)       No such option surrender shall be
         effective unless it is approved by the Plan Administrator, either at the time of the option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                (iii)       If the surrender of an option is
         rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                  (i)       One or more Section 16 Insiders may
         be granted limited stock appreciation rights with respect to their outstanding options.

                                 (ii)       Upon the occurrence of a Hostile
         Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.


                                       12.

                                (iii)        The grant of such limited stock
         appreciation right shall automatically constitute the pre-approval by the Plan Administrator of the any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required in connection with the actual surrender of such option and the cash distribution to which the optionee shall thereupon become entitled.

                                 (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.


                                       13.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


        I.        STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.       Purchase Price.

                           1.       The purchase price per share shall be fixed
by the Plan Administrator, but shall not be less than eighty five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                           2.       Subject to the provisions of Section I of
Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                  (i)       cash or check made payable to the
         Corporation,
         or
                                 (ii)       past services rendered to the
         Corporation (or any Parent or Subsidiary).

                  B.       Vesting Provisions.

                           1.       Shares of Common Stock issued under the
Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                  (i)       the Service period to be completed
         by the Participant or the performance objectives to be attained,


                                       14.

                                (ii) the number of installments in which the shares are to vest,

                                (iii) the interval or intervals (if any) which are to lapse between installments, and

                                 (iv)      the effect which death, Permanent
         Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                           2.       Any new, substituted or additional
securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.


                                       15.

                           5.       The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

       II.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                  C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the Involuntary Termination of the Participant's Service within a specified period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

      III.        SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                       16.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


        I.        OPTION TERMS

                  A. GRANT DATES. Option grants shall be made on the dates specified below:

                           1.       Each Eligible Director who is first elected
or appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 21,000 shares of Common Stock.

                           2.       On the date of each Annual Stockholders
Meeting, beginning with the 1995 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 7,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                  B.       EXERCISE PRICE.

                           1.       The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall be payable in one
or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C.       OPTION TERM. Each option shall have a term of ten
(10) years measured from the option grant date.

                  D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per


                                       17.

share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of thirty-six (36) successive equal monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the option grant date. The shares subject to each annual grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, on the day immediately preceding the date of the next Annual Stockholders Meeting following the grant date, provided the Optionee continues in Board service through such day.

                  E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                  (i)       The Optionee (or, in the event of
         Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                (ii)       During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                                 (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.


                                       18.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. bn the event of any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option grant held by him or her under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The option surrender right shall form a part of each option grant made under this Automatic Option Grant Program, and the subsequent exercise of that right in accordance with the provisions of this Paragraph C. is hereby expressly approved in advance by the Board. Accordingly, no further approval of the Board shall be required in connection with the actual option surrender and the cash distribution to which the optionee shall thereupon become entitled.

                  D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                       19.

     III.         REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                       20.

                                  ARTICLE FIVE

                                  MISCELLANEOUS


       I.         FINANCING

                  A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

      II.         TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                                  (i)       Stock Withholding: The election to
have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares,


                                       21.

         a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                 (ii)       Stock Delivery: The election to
deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan became effective on the Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after the Effective Date. All options outstanding under the Predecessor Plans as of such date shall, immediately upon approval of the Plan by the Corporations's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest of (i) September 5, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection

                                                       22.


BPHPA1\ZP\0145342.04
09/10/96
with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

      IV.         AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable law or regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.


                                       23.

unless such stockholder approval is obtained and shall terminate without ever becoming exercisable for any of those shares should such stockholder approval not be obtained.

       V.         USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.         REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.         NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                       24.

                                    APPENDIX

          The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B.       BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.       CODE shall mean the Internal Revenue Code of 1986, as amended.

         E.       COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                         (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the per sons holding those securities immediately prior to such transaction; or

                                      A-1.

                        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean ACT Networks, Inc., a Delaware corporation.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. EFFECTIVE DATE shall mean September 6, 1995, the date on which the Plan was adopted by the Board.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the


                                      A-2.

         Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         N. 5% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than five percent (5%) of the total combined voting power of the outstanding securities of the Corporation (or any Parent or Subsidiary).

         O. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                         (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions


                                      A-3.

which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         V.

                  PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         W. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         Y. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

         Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         AA.      REDECESSOR PLANS shall mean the Corporation's existing 1987
Stock Option Plan and 1993 Stock Option Plan.


                                      A-4.

         AB.      PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AC.      SECONDARY COMMITTEE shall mean a committee of two (2) or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         AD.      SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AE.      SECTION 12(G) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         AF.      SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AG.      STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AH.      STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AI.      STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         AJ.      SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any corporation, partnership, joint venture or other business entity in which the Corporation owns, directly or indirectly, stock or a capital or profit interest.


                                      A-5.

         AK.      TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AL.      TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AM.      10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).


                                      A-6.

                                                                      APPENDIX B


                          FORM OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               ACT NETWORKS, INC.
                             a Delaware Corporation

                                      *****


            The undersigned, Martin Shum and Frederic A. Randall, Jr., certify that:

            1. They are the duly elected and acting President and Secretary, respectively, of ACT Networks, Inc., a Delaware corporation (the "corporation").

            2. The original Certificate of Incorporation of ACT Networks, Inc. was filed with the Secretary of State of Delaware on March 2, 1995.

            3. The Amended and Restated Certificate of Incorporation of ACT Networks, Inc. has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law by the directors and stockholders of the corporation.

            4. The Amended and Restated Certificate of Incorporation be amended and restated in its entirety to read as follows:

                                    ARTICLE I

            The name of the corporation is ACT NETWORKS, INC. (hereinafter referred to as the "corporation").

                                   ARTICLE II

            The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

            The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

            The corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of capital stock which the corporation shall have authority to issue is forty-five million (45,000,000) shares, of which forty million (40,000,000) shares shall be Common Stock, $0.001 par value per share, and five million (5,000,000) shares shall be Preferred Stock, par value $.001 per share.

            The Board of Directors is hereby authorized to cause shares of Common Stock to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the corporation to capital or capital surplus. Each share of Common Stock shall be equal in all respects to every other share of Common Stock. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders shall have the right to vote. No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issues of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise. The holders of Common Stock shall be entitled to receive dividends when, if and as declared from time to time by the Board of Directors, ratably in proportion to the number of shares of Common Stock held by each such holder. Subject to the rights, privileges and preferences of any present or future class or series of Preferred Stock, in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each such holder.

            The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series without further stockholder approval. The Board of Directors of the corporation is hereby authorized to fix or alter, by resolution or resolutions adopted by the Board of Directors, the powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof (including dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences) granted to or imposed upon the Preferred Stock and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                    ARTICLE V

            The corporation is to have perpetual existence.

                                   ARTICLE VI

            The business of the corporation shall be managed by a Board of Directors. The number of directors of the corporation shall be fixed from time to time by or pursuant to the By-Laws of the corporation. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, as shall be provided in the manner specified in the By-Laws of the corporation. Except as otherwise required by law (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The manner by which a director of the corporation may be removed from office shall be as provided in the By-Laws of the corporation. Advance notice of stockholder nominations for the election of directors and advance notice of business to be brought by stockholders before an annual meeting of stockholders, shall be given in the manner provided in the By-Laws of the corporation. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

                                   ARTICLE VII

            Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the By-Laws) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation.

                                  ARTICLE VIII

            Except as otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board on his or her own initiative, by the President on his or her own initiative, by the Chief Executive Officer on his or her own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

                                   ARTICLE IX

            The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon the stockholders herein are granted subject to this reservation.

                                    ARTICLE X

            The corporation may, to the fullest extent to which it is empowered to do so and under the circumstances permitted by the Delaware General Corporation Law or any other applicable laws, as they may from time to time be in effect, indemnify any person who was made or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the specific request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines and amounts incurred by him or her in connection with such action, suit or proceeding, and may take such steps as may be deemed appropriate by the Board of Directors, including purchasing and maintaining insurance, entering into contracts (including, without limitation, contracts of indemnification between the corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

                                   ARTICLE XI

            The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permitted under Delaware law; provided that in no event will the liability of any director of the corporation be eliminated or otherwise limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

               Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE XII

            The name and mailing address of the sole incorporator is:

                                   Martin Shum
                                   188 Camino Ruiz
                                   Camarillo, California  93012

                                  ARTICLE XIII

            The provisions of Section 203 of the Delaware General Corporation Law shall be applicable to this corporation.

                                   ARTICLE XIV

            Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the By-Laws of the corporation.

            THE UNDERSIGNED have signed this Amended and Restated Certificate of Incorporation this _____ day of __________, 1996.

                                                 By:___________________________
                                                    Martin Shum,
                                                    President

Attest: _________________________
        Frederic A. Randall, Jr.
        Secretary

                               ACT NETWORKS, INC.


                                     PROXY


                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 4, 1996


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on November 4, 1996 and the proxy statement and appoints Martin Shum and Melvin L. Flowers, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of ACT Networks, Inc. ("ACT") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders (the "Annual Meeting") of ACT to be held on Monday, November 4, 1996 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

   The following matters are proposed by ACT. Your vote on each matter is neither conditioned on, or related to, your vote on any of the other matters.

1. Approve the amendments to ACT's 1995 Stock Option/Stock Issuance Plan.

     / / FOR                    / / AGAINST                    / / ABSTAIN

2. Approve the amendment to ACT's Certificate of Incorporation to grant the Board of Directors the power to amend the Company's Bylaws.

     / / FOR                    / / AGAINST                    / / ABSTAIN

3. Approve the amendment to ACT's Certificate of Incorporation to authorize 5,000,000 shares of Preferred Stock, par value $0.001.

     / / FOR                    / / AGAINST                    / / ABSTAIN


4. Approve the amendment to ACT's Certificate of Incorporation and Bylaws eliminating stockholders' right to call special meetings of stockholders.



     / / FOR                    / / AGAINST                    / / ABSTAIN



5. Election of Directors.


/ / FOR all Nominees Listed Below   / / WITHHOLD AUTHORITY to   / / EXCEPTIONS
                                        vote for all Nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:

  - Martin Shum       - Brig. Gen. Harold R. Johnson


6. Ratify Ernst & Young, LLP as independent auditors for the year ending June 30, 1997.


     / / FOR                    / / AGAINST                    / / ABSTAIN

   The Board of Directors recommends a vote FOR the proposals set forth above. This Proxy, when properly executed will be voted as specified above. This Proxy will be voted FOR Proposals No. 1, 2, 3, 4, 5 and 6 if no specification is made. THIS PROXY WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS OTHER THAN THE SIX SPECIFIC MATTERS AS MAY COME BEFORE THE MEETING.


Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

                                                       Dated:

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------

                                                         (Print name(s) as it
                                                           (they) appear on
                                                             certificate)

                                                       Please sign exactly as
                                                       your name(s) is (are)
                                                       shown on the share
                                                       certificate to which the
                                                       Proxy applies. When
                                                       shares are held by joint
                                                       tenants, both should
                                                       sign. When signing as an
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
                                                       full title, as such. If a
                                                       corporation, please sign
                                                       in full corporate name by
                                                       the President or another
                                                       authorized officer. If a
                                                       partnership, please sign
                                                       in the partnership name
                                                       by an authorized person.


                                                       -------------------------

                                                       (Authorized Signature(s))


PLEASE RETURN YOUR EXECUTED PROXY TO ACT'S TRANSFER AGENT IN THE ENCLOSED ENVELOPE, OR, IF NECESSARY, DELIVER IT TO ACT'S ATTENTION: CHIEF FINANCIAL OFFICER.